UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 20, 2019
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.
The Board of Directors of Steadfast Apartment REIT, Inc., a Maryland corporation (the “Company”), has scheduled the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”) for November 5, 2019. The exact time and location of the 2019 Annual Meeting will be specified in the Company’s notice and proxy statement for the 2019 Annual Meeting. Because the expected date of the 2019 Annual Meeting is being delayed by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is giving notice to stockholders of this change and is updating the applicable deadlines for the submission of stockholder proposals for the 2019 Annual Meeting. Stockholder proposals intended to be presented at the 2019 Annual Meeting must be received in writing by the Company’s Secretary no later than 5:00 p.m. Pacific Time on September 15, 2019 (which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials) in order to be considered for inclusion in the proxy statement relating to the 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the applicable form and substance requirements of Rule 14a-8 of the Exchange Act if such proposals are to be included in the proxy statement and form of proxy.

In addition, for any nomination or other business to be properly presented by a stockholder at the 2019 Annual Meeting, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, the stockholder must give timely notice thereof in writing to the Secretary of the Company and any such other business must otherwise be a proper matter for action by the stockholders. To be timely under the Company’s current bylaws, the notice must be delivered in writing to the Secretary, along with the appropriate supporting documentation, as applicable, at the Company’s principal executive office not earlier than August 21, 2019 and no later than 5:00 p.m., Pacific Time, on September 15, 2019. Under the bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting of stockholders, or to introduce an item of business at such meeting.

All notices of intention to present director nominations or other business proposals at the 2019 Annual Meeting, whether or not intended to be included in the Company’s proxy materials, should be addressed to: Secretary, Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	August 20, 2019	By:	/s/ Ella S. Neyland
Ella S. Neyland
President